Securities, 424I - Securities, 424I: 1	Mar. 25, 2026 USD ($)
Securities, 424I Table
Security Class Title	Euro Shares
Aggregate Sales Price	$ 516,125,591.00
Aggregate Redeemed or Repurchased, FY	296,058,390.00
Aggregate Redeemed or Repurchased, Prior FY	114,539,823.00
Redemption Credits	0.00
Net Sales	$ 105,527,378.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 14,573.33